UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22334

Western Asset Global Corporate Defined Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: October 31

Date of reporting period: July 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

FORM N-Q

JULY 31, 2014

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 105.7%
CONSUMER DISCRETIONARY - 13.6%
Auto Components - 0.4%
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	175,000	EUR	$268,673	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	785,000	EUR	1,112,700	(a)

Total Auto Components					1,381,373

Automobiles - 0.4%
Ford Motor Credit Co., LLC, Senior Notes	2.375%	1/16/18	1,300,000		1,320,871	(b)

Diversified Consumer Services - 0.5%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	177,483	(c)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	190,000	GBP	345,637
Dignity Finance PLC, Secured Bonds	6.310%	12/31/23	445,429	GBP	879,262	(c)

Total Diversified Consumer Services					1,402,382

Hotels, Restaurants & Leisure - 1.9%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	650,000		672,750	(a)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step Bond	0.000%	4/15/19	250,000		231,625	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,000,000		885,000
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,470,000		1,223,775
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	440,000		445,500	(a)
MGM Resorts International, Senior Notes	11.375%	3/1/18	1,000,000		1,265,000
Mitchells & Butlers Finance PLC, Secured Notes	5.965%	12/15/23	440,462	GBP	830,944
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	450,000		463,500	(a)

Total Hotels, Restaurants & Leisure					6,018,094

Household Durables - 0.2%
William Lyon Homes PNW Finance Corp., Senior Secured Notes	7.000%	8/15/22	700,000		702,625	(a)

Media - 8.5%
Altice SA, Senior Secured Notes	7.750%	5/15/22	1,430,000		1,465,750	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,570,000		1,677,938
Cerved Group SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	143,278	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	140,000	EUR	208,557	(c)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	100,000	EUR	148,969	(a)
Clear Channel Communications Inc., Senior Notes	10.000%	1/15/18	640,000		584,800
Comcast Corp., Senior Notes	5.700%	7/1/19	1,800,000		2,100,375	(b)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,000,000		1,076,250
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	1,730,000		2,129,076
MDC Partners Inc., Senior Notes	6.750%	4/1/20	300,000		313,500	(a)
MHGE Parent LLC/MHGE Parent Finance Inc., Senior Notes	8.500%	8/1/19	550,000		535,563	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,000,000	EUR	1,430,534	(c)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	1,110,000		1,116,938	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	684,000		745,560	(a)
Pearson PLC, Senior Bonds	7.000%	10/27/14	1,200,000	GBP	2,052,420
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,500,000		1,909,689	(b)
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	483,000	EUR	728,415	(a)
UBM PLC, Notes	5.750%	11/3/20	1,500,000		1,603,857	(a)(b)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	910,000	EUR	1,322,111	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,000,000	EUR	1,419,393	(c)
Videotron Ltd, Senior Notes	7.125%	1/15/20	2,000,000	CAD	1,958,087	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Media - (continued)
Vivendi SA, Senior Notes	4.750%	7/13/21	1,300,000	EUR	$2,092,289	(c)

Total Media					26,763,349

Multiline Retail - 0.4%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	180,000		184,050
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	1,000,000		1,072,500	(a)(d)

Total Multiline Retail					1,256,550

Specialty Retail - 1.1%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	200,000	GBP	377,335	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	300,000	EUR	401,715	(a)
Gap Inc., Senior Notes	5.950%	4/12/21	2,250,000		2,585,934	(b)

Total Specialty Retail					3,364,984

Textiles, Apparel & Luxury Goods - 0.2%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	630,000		606,375	(a)(d)

TOTAL CONSUMER DISCRETIONARY					42,816,603

CONSUMER STAPLES - 6.4%
Beverages - 0.2%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	470,000		505,250	(a)

Food & Staples Retailing - 1.1%
CVS Caremark Corp., Senior Notes	6.125%	9/15/39	1,000,000		1,236,492	(b)
Tesco PLC, Senior Notes	6.125%	2/24/22	1,200,000	GBP	2,324,906

Total Food & Staples Retailing					3,561,398

Food Products - 0.7%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	659,000		707,601
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,000,000		1,068,750	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	471,000		492,195	(a)

Total Food Products					2,268,546

Personal Products - 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	760,000		828,400	(a)

Tobacco - 4.1%
Altria Group Inc., Senior Notes	9.700%	11/10/18	2,600,000		3,373,120	(b)
BAT International Finance PLC, Senior Notes	4.875%	2/24/21	1,450,000	EUR	2,350,536
Imperial Tobacco Finance PLC, Senior Notes	8.375%	2/17/16	1,150,000	EUR	1,722,007	(c)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	2,305,000		2,875,612	(b)
Reynolds American Inc., Senior Notes	6.750%	6/15/17	2,340,000		2,663,355	(b)

Total Tobacco					12,984,630

TOTAL CONSUMER STAPLES					20,148,224

ENERGY - 11.0%
Energy Equipment & Services - 0.5%
Parker Drilling Co., Senior Notes	6.750%	7/15/22	740,000		758,500	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	820,000		765,675	(a)

Total Energy Equipment & Services					1,524,175

Oil, Gas & Consumable Fuels - 10.5%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	1,370,000		1,724,422	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	1,410,000		1,445,250	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,327,625		1,476,983	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,650,000		1,996,929
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	800,000		732,000	(a)
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,290,000		1,519,439	(b)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	1,050,000		1,160,019	(a)
Indo Energy Finance BV, Senior Notes	7.000%	5/7/18	470,000		474,700	(a)
KazMunayGas Finance Sub BV, Senior Notes	11.750%	1/23/15	675,000		709,047	(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - (continued)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000		$331,638	(c)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,860,000		1,971,600	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	910,000		1,081,353
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	380,000		402,074
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	760,000		780,611
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,590,000		3,289,300	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,780,000		2,008,109	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	700,000		789,706	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,500,000		1,590,000	(b)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	500,000		497,500
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,280,000		2,755,950	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	1,050,000		1,058,032	(a)
Rex Energy Corp., Senior Notes	6.250%	8/1/22	210,000		208,163	(a)
Rose Rock Midstream LP/Rose Rock Finance Corp., Senior Notes	5.625%	7/15/22	550,000		552,750	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	2,830,000		3,038,712	(a)
Triangle USA Petroleum Corp., Senior Notes	6.750%	7/15/22	330,000		331,237	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	490,000		523,075	(a)
Williams Partners LP, Senior Notes	5.250%	3/15/20	610,000		682,663	(b)

Total Oil, Gas & Consumable Fuels					33,131,262

TOTAL ENERGY					34,655,437

FINANCIALS - 34.7%
Banks - 22.4%
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	1,250,000	EUR	1,962,445	(c)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,750,000		6,501,094
BBVA International Preferred SA Unipersonal, Junior Subordinated	9.100%	10/21/14	400,000	GBP	687,205	(e)(f)
BNP Paribas Fortis SA, Junior Subordinated Notes	4.625%	10/29/49	1,900,000	EUR	2,555,644	(c)(e)(f)
BNP Paribas Fortis SA, Senior Subordinated Notes	5.757%	10/4/17	1,200,000	EUR	1,828,565
Citigroup Inc., Senior Notes	7.375%	9/4/19	1,300,000	EUR	2,265,072
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	1,200,000	EUR	1,909,048
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	1,997,000		2,682,969	(a)(b)(e)(f)
Credit Agricole SA, Junior Subordinated Notes	7.875%	10/26/19	400,000	EUR	644,083	(c)(e)(f)
Credit Agricole SA, Subordinated Bonds	8.125%	9/19/33	900,000		1,022,625	(a)(b)(e)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	2,530,000		2,969,587	(a)(b)(e)(f)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	2,000,000		2,289,654	(a)
ING Bank NV, Subordinated Notes	6.875%	5/29/23	2,850,000	GBP	5,353,393	(e)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,000,000		1,022,035	(a)(b)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,940,000		1,922,903	(a)
Intesa Sanpaolo SpA, Subordinated Notes	8.375%	10/14/19	450,000	EUR	723,087	(c)(e)(f)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	3,900,000		3,978,000	(b)(e)(f)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,570,000		1,609,787	(b)(f)
National Australia Bank Ltd., Subordinated Notes	6.750%	6/26/23	2,750,000	EUR	4,357,384	(e)
National Capital Trust I, Junior Subordinated Bond	5.620%	12/17/18	266,000	GBP	476,033	(c)(e)(f)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	4,000,000		4,024,160

Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,570,000		2,785,029	(b)
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	1,420,000	AUD	1,578,033	(c)(e)
Santander Issuances SAU, Notes	5.911%	6/20/16	2,000,000		2,119,198	(a)(b)
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	1,120,000		1,204,726	(a)
Skandinaviska Enskilda Banken AB, Subordinated Notes	9.250%	3/31/15	450,000	EUR	631,195	(e)(f)
Societe Generale, Subordinated Notes	9.375%	9/4/19	1,550,000	EUR	2,573,136	(c)(e)(f)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Banks - (continued)
Standard Chartered Bank, Subordinated Notes	5.875%	9/26/17	1,250,000	EUR	$1,907,333	(c)
Standard Chartered Bank, Subordinated Notes	7.750%	4/3/18	1,000,000	GBP	1,952,976	(c)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	9/22/14	3,660,000		3,570,769	(b)(e)(f)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	1,010,000		1,061,763	(b)(e)(f)

Total Banks					70,168,931

Capital Markets - 3.1%
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	9/22/14	1,300,000		1,036,750	(e)(f)
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	2,700,000	EUR	4,155,658
Goldman Sachs Group Inc., Subordinated Notes	5.500%	10/12/21	600,000	GBP	1,098,104
Merrill Lynch & Co. Inc., Senior Notes	7.750%	4/30/18	800,000	GBP	1,589,570
UBS AG London, Senior Notes	6.375%	7/20/16	1,050,000	GBP	1,935,134	(c)

Total Capital Markets					9,815,216

Consumer Finance - 2.1%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,820,000		1,988,350	(b)(e)
SLM Corp., Medium-Term Notes	5.050%	11/14/14	2,400,000		2,428,500	(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,880,000		2,129,100	(b)

Total Consumer Finance					6,545,950

Diversified Financial Services - 3.2%
Carlson Travel Holdings Inc., Senior Notes	7.500%	8/15/19	300,000		305,250	(a)(d)
FCE Bank PLC, Senior Notes	5.125%	11/16/15	900,000	GBP	1,584,553	(c)
General Electric Capital Corp., Subordinated Bonds	5.500%	9/15/67	940,000	EUR	1,365,695	(c)(e)
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,200,000		1,338,600	(b)(e)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,000,000		3,410,625	(b)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	1,130,000		1,228,875	(b)
MUFG Capital Finance 4 Ltd., Junior Subordinated Bonds	5.271%	1/25/17	550,000	EUR	791,713	(e)(f)

Total Diversified Financial Services					10,025,311

Insurance - 3.5%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,200,000		1,477,757
AXA SA, Junior Subordinated Notes	5.777%	7/6/16	500,000	EUR	704,686	(e)(f)
AXA SA, Junior Subordinated Notes	6.463%	12/14/18	2,000,000		2,145,000	(a)(b)(e)(f)
ELM BV, Subordinated Notes	5.252%	5/25/16	550,000	EUR	773,433	(c)(e)(f)
Farmers Insurance Exchange, Subordinated Notes	8.625%	5/1/24	1,295,000		1,732,888	(a)
Generali Finance BV, Junior Subordinated Bonds	5.317%	6/16/16	500,000	EUR	688,219	(e)(f)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	300,000		381,000	(a)(b)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Subordinated Bonds	5.767%	6/12/17	500,000	EUR	730,860	(c)(e)(f)
QBE Insurance Group Ltd., Senior Notes	6.125%	9/28/15	550,000	GBP	973,884	(c)
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	1,150,000		1,345,393	(b)

Total Insurance					10,953,120

Real Estate Management & Development - 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,230,000		1,300,725	(a)

TOTAL FINANCIALS					108,809,253

HEALTH CARE - 2.9%
Health Care Equipment & Supplies - 0.4%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	690,000		690,862
Ontex IV SA, Senior Notes	9.000%	4/15/19	430,000	EUR	621,855	(c)

Total Health Care Equipment & Supplies					1,312,717

Health Care Providers & Services - 1.9%
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	450,000	GBP	805,167	(c)
Humana Inc., Senior Notes	7.200%	6/15/18	2,700,000		3,193,533	(b)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	200,000	EUR	284,883	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Health Care Providers & Services - (continued)
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	1,350,000		$1,547,116	(b)

Total Health Care Providers & Services					5,830,699

Pharmaceuticals - 0.6%
Capsugel SA, Senior Notes	7.000%	5/15/19	300,000		302,813	(a)(d)
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,070,000	EUR	1,550,272	(a)

Total Pharmaceuticals					1,853,085

TOTAL HEALTH CARE					8,996,501

INDUSTRIALS - 8.9%
Aerospace & Defense - 0.9%
Bombardier Inc., Senior Notes	6.125%	5/15/21	1,200,000	EUR	1,753,486	(c)
Erickson Inc., Secured Notes	8.250%	5/1/20	1,189,000		1,200,890

Total Aerospace & Defense					2,954,376

Airlines - 2.7%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	330,000		347,012	(a)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	950,000	GBP	1,750,547	(c)
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	2,203,905		2,462,864
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	10.400%	11/1/16	43,286		48,805
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	3,800,000		3,823,750	(a)

Total Airlines					8,432,978

Building Products - 0.5%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	870,000		861,300	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	454,000	EUR	688,747	(a)

Total Building Products					1,550,047

Commercial Services & Supplies - 1.4%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	220,000		224,950	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,570,000		1,656,350
Republic Services Inc., Senior Notes	5.250%	11/15/21	1,450,000		1,650,534	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	500,000		537,500	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	420,000		415,800	(a)

Total Commercial Services & Supplies					4,485,134

Construction & Engineering - 0.8%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	410,000	EUR	592,932	(a)
Astaldi SpA, Senior Notes	7.125%	12/1/20	100,000	EUR	144,617	(c)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	920,000		966,000	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	740,000		764,050	(a)

Total Construction & Engineering					2,467,599

Electrical Equipment - 0.0%
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	142,729	(a)

Machinery - 0.7%
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,195,000	EUR	1,747,380	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	280,000	EUR	419,926	(a)

Total Machinery					2,167,306

Marine - 0.4%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	345,884		305,819	(d)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	175,000		175,438
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	630,000		678,825

Total Marine					1,160,082

Road & Rail - 0.6%
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	150,000	EUR	213,090	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Road & Rail - (continued)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,630,000		$1,790,962	(a)

Total Road & Rail					2,004,052

Trading Companies & Distributors - 0.2%
Emeco Pty Ltd., Senior Secured Notes	9.875%	3/15/19	480,000		480,000	(a)

Transportation - 0.6%
CMA CGM, Senior Notes	8.500%	4/15/17	1,750,000		1,780,625	(a)

Transportation Infrastructure - 0.1%
Global Ship Lease Inc., Senior Secured Notes	10.000%	4/1/19	400,000		422,000	(a)

TOTAL INDUSTRIALS					28,046,928

INFORMATION TECHNOLOGY - 1.5%
Electronic Equipment, Instruments & Components - 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	250,000	EUR	359,033	(a)

Internet Software & Services - 0.4%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	1,110,000		1,134,975	(a)(d)

Software - 0.3%
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	670,000	EUR	986,880	(a)

Technology Hardware, Storage & Peripherals - 0.7%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	2,000,000		2,174,606	(b)

TOTAL INFORMATION TECHNOLOGY					4,655,494

MATERIALS - 10.0%
Chemicals - 0.8%
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	606,000	EUR	858,124	(a)
OCP SA, Senior Notes	5.625%	4/25/24	800,000		840,000	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	554,000	EUR	764,563	(a)

Total Chemicals					2,462,687

Construction Materials - 0.8%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	610,000		649,650	(c)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	750,000		765,000	(a)
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	610,000	EUR	1,063,689	(c)

Total Construction Materials					2,478,339

Containers & Packaging - 0.4%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	88,235		87,353	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	970,000		1,020,925	(a)

Total Containers & Packaging					1,108,278

Metals & Mining - 6.6%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	1,008,000		1,144,332
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	500,000		597,638	(b)
Cliffs Natural Resources Inc., Senior Notes	4.200%	1/15/18	2,070,000		2,097,154	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,100,000		1,133,000	(a)
Evraz Group SA, Notes	9.500%	4/24/18	450,000		470,250	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	984,000		879,450	(c)
Evraz Group SA, Senior Notes	6.500%	4/22/20	340,000		303,875	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,500,000		1,601,250	(a)
GTL Trade Finance Inc., Senior Bonds	5.893%	4/29/24	1,562,000		1,614,327	(a)
Rio Tinto Finance USA PLC, Senior Notes	2.250%	12/14/18	1,300,000		1,316,120	(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,850,000		1,722,056
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	800,000		636,000	(a)
Vale Overseas Ltd., Notes	6.250%	1/23/17	670,000		740,495
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,146,000		2,704,842
Vale Overseas Ltd., Notes	6.875%	11/21/36	340,000		380,698
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	260,000		301,600	(c)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	990,000		1,022,175	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - (continued)
Walter Energy Inc., Senior Secured Notes	9.500%	10/15/19	780,000		$779,025	(a)
Xstrata Finance Canada Ltd., Senior Notes	5.250%	6/13/17	950,000	EUR	1,427,103

Total Metals & Mining					20,871,390

Paper & Forest Products - 1.4%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,220,000		1,441,565
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	260,000		258,440
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,020,000		974,100
UPM-Kymmene OYJ, Senior Notes	6.625%	1/23/17	1,000,000	GBP	1,837,782

Total Paper & Forest Products					4,511,887

TOTAL MATERIALS					31,432,581

TELECOMMUNICATION SERVICES - 11.0%
Diversified Telecommunication Services - 8.2%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	316,000		328,640	(a)
British Telecommunications PLC, Senior Bonds	8.500%	12/7/16	1,200,000	GBP	2,326,059	(c)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	500,000		515,000
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	375,000		400,781
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	625,000		682,813
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	650,000		710,125	(a)
Qwest Corp., Senior Notes	6.750%	12/1/21	2,500,000		2,878,347	(b)
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	266,000	EUR	377,559	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	224,000	EUR	316,819	(a)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,500,000		1,458,750	(a)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000		2,219,480	(b)
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	2,000,000		2,547,336	(b)
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	280,000		317,450
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,150,000		1,227,625	(c)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	640,000	EUR	916,042	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	455,303	(c)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	5,280,000		5,853,999	(b)
Vimpel Communications, Notes	6.493%	2/2/16	200,000		206,000	(a)
Windstream Corp., Senior Notes	7.500%	4/1/23	1,800,000		1,926,000

Total Diversified Telecommunication Services					25,664,128

Wireless Telecommunication Services - 2.8%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,050,000		2,303,585
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	650,000		771,774
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	560,000	EUR	796,810	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	500,000	GBP	864,198	(c)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000		735,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,000,000		2,230,000
Sprint Corp., Senior Notes	7.125%	6/15/24	980,000		1,003,275	(a)

Total Wireless Telecommunication Services					8,704,642

TOTAL TELECOMMUNICATION SERVICES					34,368,770

UTILITIES - 5.7%
Electric Utilities - 1.6%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,680,000		1,873,200	(a)
ENW Capital Finance PLC, Notes	6.750%	6/20/15	600,000	GBP	1,058,978	(c)
FirstEnergy Corp., Notes	7.375%	11/15/31	1,930,000		2,280,474

Total Electric Utilities					5,212,652

Gas Utilities - 0.4%
Wales & West Utilities Finance PLC, Senior Secured Bonds	5.125%	12/2/16	650,000	GBP	1,179,154	(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Independent Power and Renewable Electricity Producers - 1.8%
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,776,000		$1,931,400	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	1,370,000		1,524,752	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,948,589		2,197,034

Total Independent Power and Renewable Electricity Producers					5,653,186

Multi-Utilities - 1.9%
Centrica PLC, Senior Notes	6.375%	3/10/22	1,200,000	GBP	2,400,201	(c)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,210,000		1,445,950	(a)
Veolia Environnement, Senior Notes	6.750%	4/24/19	1,200,000	EUR	2,028,992

Total Multi-Utilities					5,875,143

TOTAL UTILITIES					17,920,135

TOTAL CORPORATE BONDS & NOTES (Cost - $306,290,846)					331,849,926

ASSET-BACKED SECURITIES - 2.1%
Argent Securities Inc., 2004-W10 A2	0.932%	10/25/34	816,891		796,288	(e)
Asset Backed Funding Certificates, 2003-WMC1 M1	1.130%	6/25/33	1,617,862		1,565,752	(e)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.305%	11/15/36	634,094		564,407	(e)
Home Equity Asset Trust, 2004-8 M1	1.025%	3/25/35	641,516		615,710	(e)
Park Place Securities Inc., 2004-WCW1 M2	1.175%	9/25/34	1,080,287		1,072,785	(e)
Residential Asset Mortgage Products Inc., 2003-RZ5 A7	5.470%	9/25/33	718,037		746,392
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	139,982		144,891	(e)
Soundview Home Equity Loan Trust, 2005-3 M2	0.935%	6/25/35	136,672		135,648	(e)
Structured Asset Securities Corp., 2002-HF1 A	0.735%	1/25/33	992,317		925,423	(e)

TOTAL ASSET-BACKED SECURITIES (Cost - $5,979,039)					6,567,296

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.3%
ARM Trust, 2004-5 4A1	4.903%	4/25/35	434,448		433,202	(e)
Bear Stearns ARM Trust, 2005-12 24A1	5.605%	2/25/36	58,216		55,193	(e)
Credit Suisse Mortgage Capital Certificates, 2009-3R 25A1	2.660%	7/27/36	223,643		224,871	(a)(e)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	5.819%	7/10/38	1,500,000		1,620,510	(e)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	277,786		281,279	(a)
HarborView Mortgage Loan Trust, 2004-10 4A	2.565%	1/19/35	318,456		322,093	(e)
JPMorgan Mortgage Trust, 2005-A5 1A2	2.682%	8/25/35	1,292,505		1,299,702	(e)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.368%	4/25/31	1,544,386		1,524,423	(e)
Sequoia Mortgage Trust, 2003-03 A1	0.816%	7/20/33	611,797		604,739	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	0.871%	6/25/47	819,795		736,240	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.110%	9/25/36	84,957		75,763	(e)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $6,370,785)					7,178,015

CONVERTIBLE BONDS & NOTES - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost - $49,459)	8.000%	1/31/20	360,800	MXN	53,219	(a)

SENIOR LOANS - 1.2%
CONSUMER DISCRETIONARY - 0.4%
Household Durables - 0.4%
William Lyon Homes Inc., Bridge Term Loan	—	7/13/15	1,160,000		1,160,000	(g)(h)(j)(k)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	630,000		$637,350	(i)(j)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	770,000		774,813	(i)(j)

TOTAL HEALTH CARE					1,412,163

UTILITIES - 0.4%
Independent Power and Renewable Electricity Producers - 0.4%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.250%	6/19/16	1,273,594		1,279,166	(i)(j)

TOTAL SENIOR LOANS (Cost - $3,850,545)					3,851,329

SOVEREIGN BONDS - 4.9%
Brazil - 1.6%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	560,000		579,320	(a)
Federative Republic of Brazil, Notes	10.000%	1/1/17	10,052,000	BRL	4,301,946

Total Brazil					4,881,266

Chile - 0.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,540,000		1,622,000	(a)

Peru - 0.2%
Republic of Peru, Senior Bonds	7.840%	8/12/20	1,249,000	PEN	517,651

Turkey - 1.0%
Republic of Turkey, Senior Bonds	5.750%	3/22/24	3,000,000		3,307,500

United Arab Emirates - 0.5%
MDC-GMTN B.V., Senior Notes	7.625%	5/6/19	1,250,000		1,573,437	(c)

United Kingdom - 0.6%
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	1,019,000	GBP	1,920,017	(c)

Venezuela - 0.5%
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	1,860,000		1,571,700

TOTAL SOVEREIGN BONDS (Cost - $15,197,606)					15,393,571

			SHARES
COMMON STOCKS - 0.8%
FINANCIALS - 0.8%
Banks - 0.8%
Citigroup Inc.			48,867		2,390,085

INDUSTRIALS - 0.0%
Marine - 0.0%
Horizon Lines Inc., Class A Shares			139,004		51,432	*

TOTAL COMMON STOCKS (Cost - $2,611,704)					2,441,517

PREFERRED STOCKS - 0.4%
FINANCIALS - 0.4%
Capital Markets - 0.3%
State Street Corp.	5.900%		37,454		965,190	(e)

Diversified Financial Services - 0.1%
Citigroup Capital XIII	7.875%		3,050		82,624	(e)

TOTAL PREFERRED STOCKS (Cost - $1,017,989)					1,047,814

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $341,367,973)					368,382,687

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
SHORT-TERM INVESTMENTS - 2.9%
Repurchase Agreements - 2.9% Deutsche Bank Securities Inc. repurchase agreement dated 7/31/14; Proceeds at maturity - $9,200,020; (Fully collateralized by U.S. government agency obligations, 1.060% due 10/12/17; Market value - $9,469,584) (Cost - $9,200,000)	0.080%	8/1/14	9,200,000	$9,200,000

TOTAL INVESTMENTS - 120.3% (Cost - $350,567,973#)				377,582,687
Liabilities in Excess of Other Assets - (20.3)%				(63,635,476)

TOTAL NET ASSETS - 100.0%				$313,947,211

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(c)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	All or a portion of this loan is unfunded as of July 31, 2014. The interest rate for fully unfunded term loans is to be determined.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Illiquid security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

Summary of Investments by Country (unaudited)**

United States	41.3%
United Kingdom	13.9
France	5.2
Brazil	4.6
Australia	3.3
Netherlands	2.9
Russia	2.6
Spain	2.6
Mexico	2.4
Italy	1.9
Germany	1.7
Canada	1.7
Belgium	1.3
Luxembourg	1.3
Chile	1.2
Qatar	1.2
Switzerland	1.0
Colombia	0.9
Turkey	0.9
Trinidad and Tobago	0.9
United Arab Emirates	0.8
Malaysia	0.7
Finland	0.5
Venezuela	0.4
South Africa	0.4
India	0.4
Morocco	0.2
Japan	0.2
Poland	0.2
Kazakhstan	0.2
Bahamas	0.2
Argentina	0.2
Sweden	0.2
Peru	0.1
Indonesia	0.1
Ireland	0.0 ‡
Short-Term Investments	2.4

100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of July 31, 2014 and are subject to change.

‡	Represents less than 0.1%

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on September 17, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Notes to Schedule of Investments (unaudited) (continued)

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$331,849,926	—	$331,849,926
Asset-backed securities	—	6,567,296	—	6,567,296
Collateralized mortgage obligations	—	7,178,015	—	7,178,015
Convertible bonds & notes	—	53,219	—	53,219
Senior loans	—	3,851,329	—	3,851,329
Sovereign bonds	—	15,393,571	—	15,393,571
Common stocks	$2,441,517	—	—	2,441,517
Preferred stocks	1,047,814	—	—	1,047,814

Total long-term investments	$3,489,331	$364,893,356	—	$368,382,687

Short-term investments†	—	9,200,000	—	9,200,000

Total investments	$3,489,331	$374,093,356	—	$377,582,687

Other financial instruments:
Futures contracts	$2,181	—	—	$2,181
Forward foreign currency contracts	—	$3,217,768	—	3,217,768

Total other financial instruments	$2,181	$3,217,768	—	$3,219,949

Total	$3,491,512	$377,311,124	—	$380,802,636

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$83,575	—	$83,575

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or

Notes to Schedule of Investments (unaudited) (continued)

becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. Interest payments made on reverse repurchase agreements are recognized as a component of “interest expense”. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty which may result in interest income to the Fund.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At July 31, 2014, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Notes to Schedule of Investments (unaudited) (continued)

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of July 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $83,575. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$31,527,374
Gross unrealized depreciation	(4,512,660)

Net unrealized appreciation	$27,014,714

Transactions in reverse repurchase agreements for the Fund during the period ended July 31, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$75,388,686	0.73%	$76,000,000

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Notes to Schedule of Investments (unaudited) (continued)

Interest rates on reverse repurchase agreements ranged from 0.72% to 0.74% during the period ended July 31, 2014. Interest expense incurred on reverse repurchase agreements totaled $415,721.

At July 31, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
Barclays	0.74%	5/28/2014	TBD	*	$73,500,000

*	TBD - To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On July 31, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $90,478,900.

At July 31, 2014, the Fund had the following open futures contract:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	2	9/14	$251,400	$249,219	$2,181

At July 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
British Pound	Citibank N.A.	495,309	$836,162	8/14/14	$(3,754)
British Pound	Citibank N.A.	176,876	298,596	8/14/14	(1,404)
British Pound	Citibank N.A.	100,476	169,619	8/14/14	(381)
British Pound	Citibank N.A.	17,000	28,699	8/14/14	23
British Pound	Morgan Stanley	900,000	1,519,347	8/14/14	(8,493)
Euro	Citibank N.A.	2,800,000	3,749,458	8/14/14	(37,828)
Euro	Citibank N.A.	587,861	787,201	8/14/14	(12,799)
Euro	Citibank N.A.	136,549	182,851	8/14/14	(7,149)
Euro	Citibank N.A.	104,000	139,266	8/14/14	(2,798)

					(74,583)

Contracts to Sell:
British Pound	Morgan Stanley	11,939,175	20,155,285	8/14/14	53,978
British Pound	UBS AG	11,138,293	18,803,264	8/14/14	95,634
Canadian Dollar	Morgan Stanley	1,512,526	1,386,770	8/14/14	(8,969)
Euro	Citibank N.A.	12,858,649	17,218,915	8/14/14	691,962
Euro	Morgan Stanley	36,013,751	48,225,730	8/14/14	1,916,396
Euro	UBS AG	8,705,413	11,657,350	8/14/14	459,775

					3,208,776

Net unrealized appreciation on open forward foreign currency contracts					$3,134,193

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2014.

Notes to Schedule of Investments (unaudited) (continued)

	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$2,181	—	—	$2,181
Foreign Exchange Risk	—	$3,217,768	$(83,575)	3,134,193

Total	$2,181	$3,217,768	$(83,575)	$3,136,374

During the period ended July 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$124,644
Forward foreign currency contracts (to buy)	5,370,485
Forward foreign currency contracts (to sell)	124,378,502

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global Corporate Defined Opportunity Fund Inc.

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 24, 2014

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	September 24, 2014